UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report May 31, 2013
(Date of earliest event reported May 24, 2013)

GLOBAL GEOPHYSICAL SERVICES, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-34709	05-0574281
(State or other jurisdiction of	(Commission File Number)	(I.R.S. Employer
incorporation or organization)		Identification Number)

13927 South Gessner Road
Missouri City, TX 77489
(Address of principal executive offices)

(713) 972-9200
(Registrant’s telephone number, including area code)

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

SECTION 5 — Corporate Governance and Management

Item 5.07 Submission of Matters to a Vote of Security Holders

On May 24, 2013, Global Geophysical Services, Inc. (the “Company”) held its 2013 Annual Meeting of Stockholders. The matters voted upon and the final voting results are as stated below:

	ELECT THE FOLLOWING THREE (3) DIRECTORS	Vote Type	Voted
		For	22,386,261
	George E. Matelich	Withheld	1,421,662
		Non-Votes	9,285,650
		For	22,525,597
Proposal 1	Stanley de J. Osborne	Withheld	1,282,326
		Non-Votes	9,285,650
		For	23,123,076
	Karl F. Kurz	Withheld	684,847
		Non-Votes	9,285,650

		For	21,892,140
	APPROVE, ON AN ADVISORY BASIS, THE	Against	1,527,792
Proposal 2	COMPENSATION FOR	Abstain	388,021
	THE NAMED EXECUTIVE OFFICERS	Non-Votes	9,285,620

		For	32,663,878
	RATIFY THE APPOINTMENT OF UHY LLP AS THE	Against	352,147
Proposal 3	INDEPENDENT REGISTERED CERTIFIED PUBLIC	Abstain	77,548
	ACCOUNTING FIRM FOR THE 2013 FISCAL YEAR	Non-Votes	0

All three (3) nominated directors were elected to serve for a three-year term expiring at the 2016 Annual Meeting.

The proposal to hold an advisory vote on the approval of executive compensation was approved.

UHY LLP was ratified as the Company’s independent registered certified public accounting firm for the 2013 fiscal year.

For additional information on these proposals, please see the Company's Definitive Proxy Statement filed with the Securities and Exchange Commission on April 19, 2013.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GLOBAL GEOPHYSICAL SERVICES, INC.

May 31, 2013	By:	/s/ James E. Brasher
James E. Brasher
Secretary